UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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FINANCIAL INSTITUTIONS, INC.

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Financial Institutions, Inc. Your Vote Counts! FINANCIAL INSTITUTIONS, INC. 2024 Annual Meeting Vote by June 04, 2024 11 :59 PM ET. For shares held in a Plan, vote by June 02, 2024 11 :59 PM ET. FINANCIAL INSTITUTIONS, INC. 220 LIBERTY STREET WARSAW, NY 14569 ATIN: Samuel J. Burruano, Jr. You invested in FINANCIAL INSTITUTIONS, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2024. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote Virtually at the Meeting* June 05, 2024 10:00 AM EDT Meeting live via the Internet- please visit www.virtualshareholdermeeting.com/FISI2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01 Dawn H. Burlew 03 Mauricio F. Riveros 02 Robert N. Latella 04 Mark A. Zupan For 2. Advisory vote to approve the compensation of our named executive officers. For 3. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. Year 4. Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.